UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2022

Hasbro, Inc.
(Exact name of registrant as specified in its charter)

Rhode Island	1-6682	05-0155090
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1027 Newport Avenue
Pawtucket,	Rhode Island	02861
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code:   (401) 431-8697

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.50 par value per share	HAS	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.05    Costs Associated with Exit or Disposal Activities.

On October 4, 2022, Hasbro, Inc. (the “Company” or “Hasbro”), announced the results of its nine-month strategic review. The Company identified opportunities to focus and scale the business, enhance operational excellence, including through organizational and supply chain programs, and drive accelerated growth and profit. Hasbro plans to focus investment on its most valuable and profitable franchises across toys, games, entertainment and licensing, and to exit certain non-core aspects of the business. Under this plan, the Company plans to deliver annual run-rate cost savings of $250 million to $300 million by the end of 2025. The Company expects to generate $150 million in annual run-rate savings by year end 2023.

To achieve these savings, the Company expects to incur approximately $200 million in cash charges through 2024, with approximately $20 million paid in 2022, $120 million paid in 2023, and the balance of $60 million paid in 2024.

In the third quarter of 2022, the Company expects to incur pre-tax restructuring charges relating to severance and other employee costs and advisor fees of approximately $30 million, as well as non-cash charges of approximately $30 million related to the sale or disposal of non-strategic businesses. These businesses do not constitute a material part of the Company’s operations.

Item 8.01    Other Events

On October 4, 2022, the Company held an investor day, during which it unveiled its go forward strategy, following a nine-month strategic review. A copy of the press release issued in connection with investor day is attached to this Current Report on Form 8-K as Exhibit 99.1, and is incorporated herein by this reference.

Item 9.01    Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number        Exhibit Description

99.1            Hasbro, Inc. Press Release, dated October 4, 2022.

104            Inline XBRL for the cover page of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HASBRO, INC.

	By:	/s/ Deborah Thomas
	Name:	Deborah Thomas
	Title:	Executive Vice President and Chief Financial Officer (Duly Authorized Officer and Principal Financial Officer)
Date: October 4, 2022